Lehman Brothers 2008 CEO Energy/Power Conference September 3, 2008 Curt Anastasio CEO & President Exhibit 99.1

Forward Looking Statements
This presentation contains certain estimates, predictions, projections, assumptions and other forward-looking statements that involve various risks and uncertainties. While these forward-looking statements, and any assumptions upon which they are based, are made in good faith and reflect our current judgment regarding the direction of our business, actual results will almost always vary, sometimes materially, from any estimates, predictions, projections, assumptions or other future performance suggested in this report. These forward-looking statements can generally be identified by the words "anticipates,"
"believes," "expects," "plans," "intends," "estimates," "forecasts," "budgets," "projects,"
"will," "could," "should," "may" and similar expressions. These statements reflect our current views with regard to future events and are subject to various risks, uncertainties and assumptions. For a discussion of certain of those risks, please read "Risk Factors" in
Item 1A of both NuStar Energy L.P's and NuStar GP Holdings, LLC's respective annual reports on Form 10-K for the year ended December 31, 2007 and each entity’s subsequent quarterly reports as filed with the Securities and Exchange Commission.

3 3 NuStar Overview

NuStar Energy L.P. is a leading publicly
traded growth-oriented partnership (NYSE:
NS) with a market capitalization of
approximately $2.5 billion, assets of
approximately $5 billion and an enterprise
value of approximately $4.6 billion
General partner owned by NuStar GP
Holdings, LLC (NYSE: NSH)
One of the largest independent petroleum
pipeline and terminal operators in the U.S.
One of the largest asphalt refiners and
marketers in the U.S.
Experienced management team with
substantial equity ownership
Large and diverse asset footprint provides
opportunities to substantially grow the
business through internal growth projects with
attractive rates of return
NuStar Overview
NuStar Overview
85.6%
Membership Interest
79.6%
L.P. Interest
Public Unitholders
36,364,647 NSH Units
Public Unitholders
44,243,285 NS Units
14.4%
Membership Interest
2.0% G.P. Interest
18.4% L.P. Interest
Incentive Distribution Rights
William E. Greehey
6,136,343 NSH Units
NYSE:  NSH
NYSE: NS

Canada
Point Tupper
Nova Scotia
Tacoma
Vancouver (2)
Portland
WA
OR
MT
ID
WY
NV
UT
CA
AZ
CO
NM
ND
SD
NE
KS
OK
TX
MN
IA
MO
AR
LA
WI
IL
IN
MI
OH
KY
TN
MS
AL
GA
FL
SC
NC
VA
WV
PA
NY
ME
NH
MA
CT
RI
NJ
DE
MD
Mandan
BNRR
Jamestown (North)
Jamestown (East)
Moorhead
Sauk Centre
BNRR
Twin Cities (Roseville)
Aberdeen
Wolsey
Mitchell
Sioux Falls
Rock Rapids
Milford
Yankton
Le Mars
Norfolk
Council Bluffs
Columbus
North Platte
Osceola
Geneva
Phillipsburg
Cheyenne Wells
Concordia
Salina
Hutchinson
Rawlins
Denver
Colorado Springs
Hooker
Clawson
Catoosa Asphalt
Wynnewood
Wasson
Rosario Asphalt
Albuquerque
Amarillo
Dixon
Wichita Falls
Ringgold
Southlake
Alamogordo
Abernathy
Lubbock
El Paso
San Antonio East
San Antonio South
Houston Asphalt
Pettus
Hobby
Mont Belvieu
Texas City (2)
Placedo
Laredo
Nuevo Laredo
Corpus Christi
Edinburg
Harlingen
Brownsville
Burgos Basin (PEMEX)
Pittsburg Asphalt
Selby
Benicia
Stockton
Reno
Los Angeles
Milwaukee
Blue Island
Indianapolis
St. James
Westwego
Moundville
Montgomery
Fulcro
Bremen
Gainesville
Gwinnett
Lithonia
Macon
Savannah
Brunswick
Jacksonville
Tampa
Charlotte
Wilmington
Charleston
Bristol
Albany
New Haven
Bronx
Linden (2)
Perth Amboy
Paulsboro
Baltimore
Baltimore
Andrews AFB
Dumfries
Piney Point
Hopewell
Salisbury
Virginia Beach
Mexico
LEGEND
Headquarters/International Office
NuStar Asphalt Terminal
Asphalt Refinery
Refined Product Terminals
Third-Party Asphalt Terminal
Crude Oil Storage Facilities
Crude Oil Storage Tanks
Origin/Termination Points
Central West Crude Oil Pipelines System
Central West Refined Products Pipelines System
Single-Use Refined Product Pipelines
Single-Use Crude Oil Pipeline
North Refined Products Pipelines System
East Refined Products Pipelines System
Ammonia Pipelines System
UK and Amsterdam
Norway
Denmark
Ireland
United Kingdom
Netherlands
Germany
Belgium
France
Caribbean
Netherland Antilles
St. Eustatius

5 5
Geographically Diverse Asset Base
Geographically Diverse Asset Base
Assets Stats:
9,063 miles of crude oil and refined
product pipelines
85 terminal facilities and four crude
oil storage tank facilities
Over 88 million barrels of storage
capacity
2 asphalt refineries capable of
processing 104,000 bpd of crude oil

34%
30%
36%
Expected Percent of 2008 Operating
Income by Segment
6
Diversified Businesses
Diversification of businesses provides various earnings streams and reduces risk
Approximately 65% of NuStar Energy’s operating income in 2008 expected to come from stable, fee-based businesses
Remainder of operating income relates to margin-based asphalt and fuels marketing businesses
Storage (~34%)
Transportation (~30%)
Refined Product Terminals
Crude Oil Storage
Refined Product Pipelines
Crude Oil Pipelines
Asphalt & Fuels Marketing (~36%)
Asphalt
Fuels Marketing
Product Supply, Wholesale and Fuel Oil
Marketing
Bunkering/Other

Vopak
Kinder Morgan Energy
NuStar Energy L.P.
Oiltanking
Magellan Midstream
IMTT
SemGroup
Teppco
Plains All American
Sunoco Logistics
Tanquid
Buckeye Pipeline
Odfjell
LBC Tank Terminals
Stolt-Nielsen
Rubis
Global Partners, L.P.
Simon

Independent Liquids Storage Capacity
(Millions of Barrels)
8
8
10
12
16 18
20 21
29
33
33
35
37
57
82
92
103
137
NuStar’s Expected Additional Capacity from
New Projects by early 2009
NuStar’s Current Capacity including the CITGO
Asphalt Refining Company Acquisition
Global Leader in
Independent Liquids Storage
Global Leader in
Independent Liquids Storage
Source:  Company Websites & Management Presentations
NuStar is the third largest independent liquids terminal operator in the world
Portfolio of terminal expansion projects expected to contribute around 8.5 million barrels of storage capacity
The CITGO Asphalt Refining Co. acquisition added 4.8 million barrels of storage, bringing NuStar’s total storage capacity to around 92 million barrels by early 2009

Total Capital In-Service Dates
Major Projects Investment 1Q08 2Q08 3Q08 4Q08 1Q09 2Q09 -2011
Major Projects Completed in Late 2006 & 2007 $90.0
Amsterdam Expansion – Partial P1 37.8
St. Eustatius Expansion – P3 20.2
Texas City, TX Expansion 21.1
St. James, LA Expansion 25.6
Linden, NJ Pipeline Expansion 7.7
Jacksonville, FL Expansion 20.5
Amsterdam Expansion – Partial P1          37.8
Amsterdam Expansion – Option 1 5.3
St. James, LA Expansion 25.6
Amsterdam Expansion – Option 2 29.2
Texas City, TX Expansion    12.8
Amsterdam Expansion – Option 3 5.1
Texas City, TX Expansion 18.5
Asphalt Plant Projects 24.0
New Pipeline and Terminal Construction
Program* 500
Total                                     ~$880
8
(Dollars in Millions)
P = Phase
Strong Portfolio of Internal
Growth Projects with Attractive Returns
Strong Portfolio of Internal
Growth Projects with Attractive Returns
* Projects still under evaluation
Expect approximately $20 million more in operating income in 2008 over 2007 from completed projects
Expect IRRs to be in the range of 15% to 20% for the terminal and pipeline projects and in the range of 20% to over
100% for the asphalt projects
Completed
Completed
Completed
Completed
Completed

Elimination of GP’s 50% IDRs Provides
NS Cost of Capital Advantage
NuStar Energy L.P. has one of the lowest “GP takes” in its peer group
Due to unprecedented action taken by NuStar Energy L.P.’s GP in March 2004 to cap
IDRs at 25% for no financial consideration
One of only a few publicly traded partnerships to have lower splits
Enhances NuStar Energy L.P.’s ability to retain cash flow that would have otherwise been paid out to the GP
Cash flow can be used for debt retirement, capital investment and distribution increases
Significantly lowers cost of capital compared to other partnerships at 50% splits
KMP ETP MMP XTEX SXL PAA BPL OKS TPP EPD EEP NS BWP RGNC
General Partner’s Take of Distribution*
Peer Average = 20.9%
44.1%
37.1%
32.3%
31.7%
24.3%
24.0%
20.5%
16.8%
16.7%
14.0%
11.5%
11.4%
5.1%
3.7%
Source:  Lehman Brothers
*  GP% take is based on the annualized most recent quarterly distribution to L.P. unitholders
** Partnerships just recently went public (Boardwalk Pipeline Partners, L.P. - BWP in November 2005 and Regency Energy
Partners, L.P. - RGNC in February 2006), so, splits are currently at the low levels causing the GP take to also be at low levels.
**
**

10 10 New Asphalt Business

Canada
Nova Scotia
ME
NH
MA
CT
RI
NY
NJ
DE
MD
PA
WI
MI
IL
IN
OH
WV
VA
KY
NC
TN
SC
MS
AL
GA
FL
Albany
Bronx
Perth Amboy
Paulsboro
Baltimore
Baltimore
Dumfries
Piney Point
Hopewell
Bristol
Charlotte
Wilmington
Gainsville
Gwinnett
Fulcro
Lithonia
Charleston
Savannah
Jacksonville
Tampa
LEGEND
Asphalt Terminal
Asphalt Refinery
Refined Product Terminals
Third-Party Asphalt Terminal

Business comprised of two refineries, three owned
terminals, and leases on 14 third-party terminals
Paulsboro, NJ Refinery: 74 mbpd
Asphalt production is shipped primarily to the Northeast
Total storage capacity of 3.4 million barrels
Savannah, GA Refinery: 30 mbpd
Asphalt production shipped primarily to the Southeast
Sole refinery and asphalt producer on the Southeast
seaboard
Total storage capacity of 1.2 million barrels
Wilmington, North Carolina Terminal
Total storage capacity of 240,000 barrels
14 third-party leased terminals with total asphalt storage
capacity of 1.7 million barrels
Commitment by PDVSA to supply NuStar an annual
average of 75,000 bpd of crude oil
Right of first offer to purchase nearly 11,000 bpd of paving grade asphalt and over 13,000 bpd of roofing flux asphalt
each year, to the extent exported by PDVSA
Asphalt Business Overview
Asphalt Business Overview

Strategic Rationale
Strategic Rationale
Compelling opportunity to buy assets at 50% of
replacement value
Provides exposure to one of the best asphalt
markets in the U.S.
Continues to diversify NuStar’s customer base and
expands geographic presence
Complements our existing asphalt marketing and
terminals business
Additional strategic projects expected to benefit
results from asphalt business
Over the long-term expect to benefit from higher
asphalt margins due to a tightening market

U.S. is currently net short asphalt
East Coast is the tightest asphalt
market and has historically been
supplemented with imports or excess
production in Mid-Continent and Gulf
Coast
New coker projects primarily in the Gulf
Coast and Mid-Continent regions
expected to reduce asphalt supply
even further
Resulting imbalance expected to result
in more imports and/or cutting back on
coker capacity
Sources:  Poten & Partners; PIRA Refinery
Database, Energy Information Agency
Refinery Coker Projects Expected to Shift
U.S. Asphalt Supply/Demand Balance
Refinery Coker Projects Expected to Shift
U.S. Asphalt Supply/Demand Balance
2007 Asphalt Supply/Demand Balance by Region
(thousands of barrels per day)
(45.8)
29.8
(6.1)
0.6
(2.5)
2012 Asphalt Supply/Demand Balance by Region
(thousands of barrels per day)
(43.7)
(85.1)
(93.4)
(2.9)
(31.5)
U.S. Net Short ~24 mbpd
Expected U.S. Net Short ~257 mbpd
Shifting supply/demand balance
expected to drive asphalt margins
higher

Jan-00
Jan-01
Jan-02
Jan-03
Jan-04
Jan-05
Jan-06
Jan-07
Jan-08
Jan-09
Jan-10
Jan-11
Jan-12

$(20.00)
$-
$20.00
$40.00
$60.00
$80.00
$100.00
$120.00
Strong Coker Margins Expected
to Benefit Asphalt
Strong Coker Margins Expected
to Benefit Asphalt
Strong coker margins continue to encourage refineries to add coker units
Allows refineries to run heavier/more sour crude oil, which costs significantly less than lighter/sweeter crudes
Provide the best margins as the “bottom of the barrel” is upgraded to lighter/higher value products like gasoline and distillates
As refineries continue to add more coker units, supply of asphalt expected to be
“squeezed,” which should result in improved asphalt margins
Coker Margins vs. Asphalt Margins
(Dollar per Barrel)
Coker Margin
Asphalt  Margin
Spread between coker
margins and asphalt
margins expected to
narrow as coker units
come online
Source:  Company

Infrastructure Needs in the U.S.
to Drive Asphalt Demand
Infrastructure Needs in the U.S.
to Drive Asphalt Demand
Significant infrastructure needs in the U.S.
Major increase in road investment needed to
accommodate growing demand on nation’s
surface transportation system
Re-roofing projects account for majority of
asphalt roofing demand versus new builds
U.S. is only spending a fraction of what we
should to maintain roads
Currently spending around $70 billion annually
on highways*
Estimated $185 billion required each year to
maintain roads in current condition*
Estimated $200 billion required to upgrade
roads to good condition*
* Source:  National Surface Transportation Policy & Revenue Commission
Next administration will need to focus on new highway funding bill in 2009

Very Tight Supply Conditions
in U.S. Asphalt Markets…
Very Tight Supply Conditions
in U.S. Asphalt Markets…
U.S. Asphalt Demand (000 barrels)
16
U.S. asphalt demand has strengthened seasonally, but still remains below last year’s levels due to rising construction costs and higher commodity prices
Lower demand resulting in increase in backlog of projects
However, current reduction in supply is more than offsetting negative impact of reduction in demand
Through June 2008, U.S. asphalt stocks were lower by nearly 24%, while U.S. demand was lower by around
12% compared to last year
Weak gasoline cracks have resulted in production run cuts in the U.S. Mid-West/Mid-Continent regions
Competitor in PADD I has discontinued producing asphalt
Strong asphalt prices early in 2008 in Canada, Europe and West Africa attracted asphalt supplies
Venezuela has not exported any asphalt to the U.S. since January 2008
Experiencing tight supply conditions well before the impact of the coker units
U.S. Asphalt Inventories (000 barrels)
Source of data for graphs:  U.S. Energy Information Administration
5,000
10,000
15,000
20,000
25,000
Jan Feb Mar Apr May June July Aug Sept Oct Nov Dec
2006 2007 2008 5-Year Avg.
10,000
20,000
30,000
40,000
50,000
Jan Feb Mar Apr May June July Aug Sept Oct Nov Dec
2006 2007 2008 5-Year Avg.

…Have Resulted in Significantly
Higher Product Prices and Margins
…Have Resulted in Significantly
Higher Product Prices and Margins
Despite recent drop in crude oil prices, asphalt prices continue to be strong and now are significantly exceeding NuStar’s feedstock costs
Prices for intermediate products also continue to be strong providing valuable contribution to NuStar’s results
Expect margins to now be higher in the range of $15 to $20 per barrel for the third quarter of 2008
NJ Asphalt Cement Price Index
($ per short ton)*
* Source:  State of New Jersey Dept. of Transportation;   ** Source:  OPIS
Note:  Prices for intermediate products above are shown as proxies only for NuStar’s intermediate products
Intermediate Products - Proxy Prices
($ per barrel)**
USGC Naphtha USGC LCO
USGC HSVGO
$-
$20.00
$40.00
$60.00
$80.00
$100.00
$120.00
$140.00
$160.00
$180.00
Jan-02 Jan-03 Jan-04 Jan-05 Jan-06 Jan-07 Jan-08
$100
$200
$300
$400
$500
$600
$700
$800
$900
Jan Feb Mar Apr May Jun Jul Aug Sep Oct Nov Dec
2006 2007 2008 5-Year Average

$20.00
$40.00
$60.00
$80.00
$100.00
$120.00
$140.00
Jan-06 Jan-07 Jan-08
NuStar’s Crude Oil Feedstocks
Continue to Sell at Deep Discounts
NuStar’s Crude Oil Feedstocks
Continue to Sell at Deep Discounts
Venezuelan crudes that NuStar is buying continue to sell at significant discounts
BCF-13 and Boscan crude oils are excellent asphaltic crudes purchased at a deep-discount to sweet crudes (i.e. WTI) and to other heavy-sour crudes (i.e. Mexican Maya)
Crude feedstocks are ideal to run at NuStar’s refineries since they produce a high yield of asphalt
Comparative Crude Oil Prices ($ per barrel)
WTI * Mexican Maya *
BCF-13 ** Boscan **
* Source: Platts
** Source:  Company
Spread b/w WTI and
Venezuelan crudes
currently around $15
to $20 per barrel.

Near-term, have identified around $24 million of high return, quick pay-back projects on the asphalt business
Number of projects has decreased, but returns on remaining projects have increased
PDVSA capital constraints resulted in “low hanging fruit” projects
High-Return, Near-Term Opportunities
on Asphalt Business
High-Return, Near-Term Opportunities
on Asphalt Business
Expected In-Service Expected
Type of Project Opportunity Capex Dates IRRs
Improve Crude Oil Improve flexibility to run alternative crude oils ~9.4 million 1Q09 thru 2Q10 ~79%
Flexibility & Rates and improve ability to run higher volumes of crude oil at Paulsboro refinery resulting
in higher product volumes
Energy Efficiency Improve energy efficiency to reduce ~$7.6 million 4Q08 thru 4Q10 ~36%
usage of natural gas at asphalt terminals
and refineries
PMA Projects Increase production of high quality polymer ~$4.2 million Paulsboro – 1Q09 ~91%
modified asphalt at Savannah and Paulsboro Savannah – 3Q09 ~166%
refineries and Houston terminal Houston – 3Q09 ~148%
~113%
Improve Product Put in capability to produce roofing flux ~2.3 million 3Q09 thru 4Q10 ~43%
Yields at Paulsboro and Savannah refineries
Total ~$24 million    ~64%

Longer term, continue to evaluate other opportunities at Paulsboro and Savannah refineries including:
Significant modifications to crude units at Paulsboro and Savannah refineries to increase crude oil flexibility and production during the paving off-season
Opportunities include:
Replacement of Venezuelan crude oils with alternative supply at both facilities
Realignment of process equipment to maximize rate on current crude oil slate resulting in a 40%
increase in production at Paulsboro and 10% increase in production at Savannah
Production of roofing flux and fuel oil during the paving off-season
Expected capital spending ranges from $30 to $40 million
Expect to complete evaluation by first quarter 2009 with completion of projects targeted for first quarter 2010
Intermediate products desulfurization
Marine diesel oil is substantially discounted by 10 to 35 cents per gallon to NYMEX heating oil due to its high sulfur content
Continue to evaluate various options to reduce sulfur level of marine diesel oil by building a grass-roots hydrotreater or by entering a JV with a partner who already has related infrastructure
Produces Ultra Low Sulfur Diesel (ULSD), which currently sells at a 10 to 25 cent per gallon premium to
NYMEX heating oil
Expected project completion in first quarter 2012 assuming a late 2009 start
Long-Term Capital Investment
Opportunities on Asphalt Business
Long-Term Capital Investment
Opportunities on Asphalt Business

21 21 Financial Outlook

1Q06 2Q06 3Q06 4Q06 1Q07 2Q07 3Q07 4Q07 1Q08 2Q08
Strong Earnings Expected in 2008
Without the hedging loss, NuStar Energy
L.P.’s earnings for the second quarter would
have been the highest quarterly earnings ever
reported
Follows NuStar Energy L.P.’s record earnings
reported in the first quarter of 2008
Higher earnings primarily due to contribution
from new asphalt business and internal growth
projects coming on-line
Expect record third quarter 2008 earnings of at
least $2.25 per unit for NuStar Energy L.P.
and at least $0.65 per unit for NuStar GP
Holdings, LLC
*  Excludes the impact of an approximately $61 million hedging loss in 2Q08.
NuStar Energy L.P. Adjusted EBITDA
(Dollars in Millions)
$82
$74
$82
$85
$81
$89
$104
$79
$107
$139 *
NuStar Energy L.P. earned in July 2008 alone nearly as much as was earned for the entire first quarter of 2008, which was a record $1.01 per unit
Bullish outlook is the result of a strong asphalt business
Expect to use excess cash flows from asphalt business in 3Q08 for distribution increase and debt repayment
Expect the 2008 EBITDA contribution from the asphalt business, inclusive of the hedging loss, to now be even higher than the range previously communicated

Investment Highlights
One of the largest independent petroleum pipeline and terminal liquids operators in the world
Provides world class pipeline and terminalling services to some of the world’s largest crude oil producers, integrated oil companies, chemical companies, oil traders and refineries
One of the largest asphalt refiners and marketers in the U.S.
Business has already exceeded expectations given tight supply conditions well before impact from coker units
Large and diversified asset footprint in the U.S. and internationally with substantial internal growth opportunities
One of a few partnerships to have a large international presence
$400 million construction program expected to be complete by early 2009
Evaluating next phase of growth of over $500 million of expansion projects over the next few years
Strong safety and environmental performance
One of only a few partnerships with incentive distribution rights capped at 25%
Lower cost of capital provides NuStar Energy L.P. a competitive advantage
Investment grade rating and demonstrated access to capital in difficult markets
Experienced management team with substantial ownership and insider buying
Strong earnings expected in 2008
Growth expected to continue to allow NuStar Energy L.P. and NuStar GP Holdings, LLC to provide future distribution increases

25 Appendix

26 Experienced Management Team

Management Bios
Management Bios
Bill Greehey - Chairman
Bill Greehey is Chairman of the Board of NuStar Energy L.P., and NuStar GP Holdings, LLC, both of which are based in San Antonio, Texas. NuStar Energy is a publicly traded master limited partnership that is one of the largest asphalt refiners and marketers in the U.S. and the third largest independent liquids terminal operator in the world.  Greehey became Chairman of NuStar Energy in 2001, when the company was known as Valero
L.P.  Since that time, it has grown from 160 employees to more than 1,650; from $387 million in assets to nearly $5 billion; and from $46 million in net income to over $150 million in 2007.
Greehey previously served as Chairman and CEO of Valero Energy Corporation from the company’s inception in 1980 until he retired as CEO in January 2006, and then retired as Chairman in January 2007.  Under his leadership, Valero grew from a small, regional natural gas pipeline company to become the largest refining company in North America with approximately 22,000 employees, assets of $33 billion and revenue of more than $80 billion, which ranked the company among the top 15 on the Fortune 500 listing when he retired as
Chairman.
Under Greehey’s direction, Valero was consistently ranked one of the “100 Best Companies to Work For” by
Fortune magazine, rising to No. 3 in 2006, the year he retired. Forbes magazine ranked Valero on its listing of the “Platinum 400-Best Big Companies”; Platts ranked Valero No. 1 among the world's refining companies on its Top 250 Global Energy Companies listing; Investor’s Business Daily ranked Valero No. 3 on its “Big Cap
20” list; and BusinessWeek placed it at No. 4 among the “BusinessWeek 50.” Forbes also recognized Valero on its listings of “Best-Managed Companies in America” and “Fastest-Growing Big Companies,” while Fortune named Valero one of America’s “Most Admired Companies” and the No. 1 oil and gas company among its “100
Fastest-Growing Companies.”
In 2002, Greehey was inducted into the Texas Business Hall of Fame, which honors members of the state’s business community whose visions and careers have helped to place Texas at the forefront of the 21st century economy. In 2000, he was selected as one of 10 American leaders to receive the prestigious Horatio Alger
Award, which recognizes individuals who have climbed from humble beginnings to personal and professional success. Also in 2000, the American Academy of Achievement presented Greehey with its “Golden Plate
Award” and inducted him into the Academy’s Museum of the American Dream.
A native of Fort Dodge, Iowa, Greehey served four years in the United States Air Force, and then earned a
Bachelor of Business Administration in Accounting from St. Mary's University.

Management Bios
Management Bios
Curt Anastasio – CEO & President
Curt Anastasio is President and CEO of NuStar Energy L. P., a publicly traded master limited partnership based in San
Antonio, Texas.
NuStar Energy L.P. is one of the largest asphalt refiners and marketers in the U.S. and the third largest independent liquids terminal operator in the world.  Its assets include two asphalt refineries with a combined throughput of 104,000 barrels per day, 9,063 miles of pipeline, 85 terminal facilities, and four crude oil storage facilities – all of which have over 88 million barrels of storage capacity. NuStar’s assets are strategically located in major U.S. markets and in the
Netherlands Antilles, Canada, Mexico, the Netherlands and the United Kingdom.  The company also markets and trades refined products through its asphalt marketing, wholesale marketing, and supply and trading operations.
Anastasio is also President and CEO of NuStar GP Holdings, LLC, which owns general partner and limited partner interests and the incentive distribution rights in NuStar Energy and manages its business affairs.
Since joining the company in 1988, Anastasio has held various positions in supply, trading, transportation, marketing, development and legal.  He has been President of NuStar Energy L.P. and its predecessors since December 1999, and he assumed the position of CEO of NuStar GP Holdings, LLC in 2006.
Anastasio serves as a member of the Board of Directors and Executive Committee of the National Association of
Publicly Traded Partnerships.  He is also Vice Chairman of the Board of Directors of the Greater San Antonio
Chamber of Commerce, and is a member of the 30th class of the Chamber’s Leadership San Antonio, an organization comprised of existing and emerging leaders whose primary goal is community service.
Anastasio received a Juris Doctorate degree from Harvard Law School in 1981 and a Bachelor of Arts degree, Magna cum Laude, from Cornell University in 1978. A native of New York City, he started his career practicing law in New
York.

Management Bios
Management Bios
Steve Blank – Senior VP, CFO & Treasurer
Steve Blank is Senior Vice President Chief Financial Officer and Treasurer of NuStar Energy L.P. and
NuStar GP Holdings, LLC.  In this position, he is responsible for corporate finance, external reporting, accounting, budgeting and forecasting, investor relations, risk management, tax, treasury and credit.
Blank was previously Vice President-Finance for Valero Energy Corporation.  In that position, he was responsible for corporate finance, treasury operations, and wholesale credit.
Prior to that, Blank held a variety of positions with Ultramar Diamond Shamrock Corporation (UDS) in
New York, London and San Antonio, including Director of Planning and Development; Assistant
Treasurer-Corporate Finance; Vice President of Investor Relations; Vice President-Information
Technology; and Vice President-Finance and Treasurer. Before joining UDS in 1980, Blank worked for two years with National Westminster Bank in New York.
Blank was born in Spring Valley, NY in 1954 and received a Bachelor of Arts in History from the State
University of New York in 1976.  He went on to obtain a Master’s degree in International Affairs, with a specialization in Business, from Columbia University in 1978.  Blank is the Treasurer and a member of the Board of Directors of the San Antonio Botanical Society.

Current World Asphalt Prices
(Dollar per Short Ton)
Current World Asphalt Prices
(Dollar per Short Ton)
Source:  Argus – Pricing Week of August 18 through August 22
U.S. NYC/NJ
$700-$800
U.S. West Coast
$650-$800
Ontario, Toronto
$780-$805
U.S. Gulf Coast
$600-$660
U.S. MidCont/MidWest
$600-$730
U.S. Rocky Mountain
$600-$700
UK
$635-$720
Italy
$580-$620
Spain
$580-$608
France
$595-$610
South Africa
$535-$710
West Africa
$620-$640
India
$640-$705
China
$460-$470

The following is a reconciliation of NuStar Energy L.P.’s net income to EBITDA and Adjusted EBITDA
(in thousands):
Reconciliation of Net Income to EBITDA
and Adjusted EBITDA
1Q06* 2Q06* 3Q06 4Q06 1Q07 2Q07 3Q07 4Q07 1Q08 2Q08
Net income 39,589 31,792 41,169 37,356 31,123 39,697 51,213 28,265 55,869 14,090
Plus net interest expense 15,696 16,604 16,606 17,360 18,854 19,452 19,381 18,829 16,865 24,934
Plus income tax expense 2,119 492 (614) 3,864 3,692 1,783 3,571 2,402 4,562 3,718
Plus depreciation and amortization 24,189 24,839 24,994 26,244 27,342 27,860 29,534 29,557 30,046 34,830
EBITDA 81,593 73,727 82,155 84,824 81,011 88,792 103,699 79,053 107,342 77,572
Plus hedging loss - - - - - - - - - 61,275
Adjusted EBITDA 81,593 73,727 82,155 84,824 81,011 88,792 103,699 79,053 107,342 138,847
*net income from continuing operations